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                                                                   Exhibit 10.36

                        AMENDMENT TO SUBSIDIARY GUARANTY


                AMENDMENT, dated as of March 30, 1999, to SUBSIDIARY GUARANTY (the "Subsidiary Guaranty"), dated as of August 31, 1998, by each of the corporations party thereto or party to Annex A attached thereto (each, a "Subsid iary Guarantor").

                For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Subsidiary Guarantors jointly and severally agree as follows:

                1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Subsidiary Guaranty.

                2. Amendment. The first paragraph of the recitals to the Subsid iary Guaranty is hereby deleted in its entirety and the following substituted therefor:

                        WHEREAS, Nextera Enterprises, Inc. (formerly known as Nextera Enterprises, L.L.C.) (the "Company") has entered into a Securities Purchase Agreement, dated as of August 31, 1998 (as amended by the Consent and Amendment, dated as of December 31, 1998, among Nextera Enterprises, L.L.C., Nextera Funding, Inc. ("DLJ Bridge"), the Company and Knowledge Universe, Inc., and as further amended, supplemented or other wise modified from time to time, the "Securities Purchase Agreement") with DLJ Bridge pursuant to which DLJ Bridge has agreed, subject to the terms and conditions set forth therein, to purchase up to $77,500,000 principal amount of the Company's promissory notes;


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                IN WITNESS WHEREOF, the Subsidiary Guarantors have caused this
Amendment to Subsidiary Guaranty to be duly executed as of the date first above written.


                                       PYRAMID IMAGING, INC.


                                       By:  /s/ MICHAEL MULDOWNEY
                                            ------------------------------------
                                            Name:   Michael Muldowney
                                            Title:  Secretary


                                       THE PLANNING TECHNOLOGIES
                                        GROUP, L.L.C.
                                       By:  Nextera Enterprises, Inc.,
                                            as its Member

                                            /s/ MICHAEL MULDOWNEY
                                            ------------------------------------
                                            Name:   Michael Muldowney
                                            Title:  Chief Financial Officer


                                       SIBSON & COMPANY, LLC
                                       By:  Nextera Enterprises, Inc.,
                                            as its Member

                                            /s/ MICHAEL MULDOWNEY
                                            ------------------------------------
                                            Name:   Michael Muldowney
                                            Title:  Chief Financial Officer


                                       NEXTERA BUSINESS PERFORMANCE
                                       SOLUTIONS GROUP, INC.


                                       By:    /s/ MICHAEL MULDOWNEY
                                            ------------------------------------
                                           Name:  Michael Muldowney
                                           Title:


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                                       LEXECON INC.


                                       By:  /s/ ANDREW M. ROSENFIELD
                                            ------------------------------------
                                            Name:  Andrew M. Rosenfield
                                            Title: Chairman


                                       SCANADA, INC.


                                       By:  /s/ MICHAEL MULDOWNEY
                                            ------------------------------------
                                            Name:   Michael Muldowney
                                            Title:


                                       TIMAEUS, INC.


                                       By:  /s/ MICHAEL MULDOWNEY
                                            ------------------------------------
                                            Name:   Michael Muldowney
                                            Title:


                                       CRITIAS, INC.


                                       By:  /s/ MICHAEL MULDOWNEY
                                            ------------------------------------
                                            Name:   Michael Muldowney
                                            Title:

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                                       SIBSON INTERNATIONAL, LLC
                                       By:  Sibson & Company, LLC,
                                            as its Member

                                            /s/ MICHAEL MULDOWNEY
                                            ------------------------------------
                                            Name:   Michael Muldowney
                                            Title:  Chief Financial Officer


                                       SIBSON CANADA CO.


                                       By:  /s/ MICHAEL MULDOWNEY
                                            ------------------------------------
                                            Name: Michael Muldowney
                                            Title:


                                       THE ALEXANDER CORPORATION
                                       LIMITED


                                       By:  /s/ DOUGLAS J. TORMEY
                                            ------------------------------------
                                            Name: Douglas J. Tormey
                                            Title: Director & Secretary


                                       SIBSON UK LIMITED


                                       By:  /s/ DOUGLAS J. TORMEY
                                            ------------------------------------
                                            Name: Douglas J. Tormey
                                            Title: Director & Secretary